EXHIBIT 8(b)

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                                 Long-Term Fund
-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


    Long-Term Fund - charge per account               $25.50



USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
Long-Term Fund



By:                                          By:
    -----------------------                     ------------------------------
      Christopher W. Claus                      Terri L. Luensmann
      President                                 Vice President



Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                             Intermediate-Term Fund
-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Intermediate-Term Fund - charge per account         $25.50




USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
Intermediate-Term Fund




By:                                          By:
   ------------------------                     ------------------------------
   Christopher W. Claus                         Terri L. Luensmann
   President                                    Vice President


Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                                Short-Term Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Short-Term Fund - charge per account                $25.50




USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
Short-Term Fund




By:                                          By:
   -------------------------                    -----------------------------
   Christopher W. Claus                         Terri L. Luensmann
   President                                    Vice President



Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                          Tax Exempt Money Market Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


Tax Exempt Money Market Fund - charge per account     $25.50



USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
Tax Exempt Money Market Fund



By:                                          By:
   ------------------------                     ---------------------------
   Christopher W. Claus                         Terri L. Luensmann
   President                                    Vice President



Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                          California Money Market Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


California Money Market Fund - charge per account     $25.50



USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
California Money Market Fund




By:                                          By:
   -------------------------------              -----------------------------
   Christopher W. Claus                         Terri L. Luensmann
   President                                    Vice President



Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                              California Bond Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  California Bond Fund - charge per account           $25.50



USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
California Bond Fund



By:                                          By:
   ------------------------                     -------------------------------
   Christopher W. Claus                         Terri L. Luensmann
   President                                    Vice President



Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                           New York Money Market Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


New York Money Market Fund - charge per account       $25.50



USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
New York Money Market Fund



By:                                          By:
   --------------------------                   -------------------------------
   Christopher W. Claus                         Terri L. Luensmann
   President                                    Vice President



Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                               New York Bond Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


   New York Bond Fund - charge per account            $25.50



USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
New York Bond Fund



By:                                          By:
   ----------------------                       -------------------------------
   Christopher W. Claus                         Terri L. Luensmann
   President                                    Vice President



Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                           Virginia Money Market Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Virginia Money Market Fund - charge per account     $25.50



USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
Virginia Money Market Fund



By:                                          By:
   ------------------------                     ------------------------------
   Christopher W. Claus                         Terri L. Luensmann
   President                                    Vice President



Date: August 1, 2001                         Date: August 1, 2001

                          USAA Transfer Agency Company

                        Fee Information for Services as
                  Plan, Transfer and Dividend Disbursing Agent

                           USAA TAX EXEMPT FUND, INC.
                               Virginia Bond Fund

-------------------------------------------------------------------------------

GENERAL - Fees are based on an annual per shareholder account charge for account maintenance plus out-of-pocket expenses. There is a minimum charge of $2,000 per month applicable to the entire fund complex.

ANNUAL MAINTENANCE CHARGES - The annual maintenance charge includes the processing of all transactions and correspondence. The fee is billable on a monthly basis at the rate of 1/12 of the annual fee. USAA Transfer Agency Company will charge for each open account from the month the account is opened through January of the year following the year all funds are redeemed from the account.


  Virginia Bond Fund - charge per account             $25.50



USAA TAX EXEMPT FUND, INC.                   USAA TRANSFER AGENCY COMPANY
Virginia Bond Fund



By:                                          By:
   ------------------------                      ------------------------------
   Christopher W. Claus                          Terri L. Luensmann
   President                                     Vice President



Date: August 1, 2001                         Date: August 1, 2001